UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

REV Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 South Executive Drive, Suite 100

Brookfield, WI 53005

(Address of Principal Executive Offices)

(414) 290-0190

Registrant’s Telephone Number, Including Area Code

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

Equity Offering

On February 13, 2024, REV Group, Inc. (the “Company”) issued a press release announcing the commencement of an underwritten public offering of 12,000,000 shares of common stock by certain selling securityholders. In connection with the offering, the selling securityholders intend to grant the underwriters an option to purchase up to 1,800,000 additional shares of common stock from the selling securityholders. Assuming the underwriters purchase 12,000,000 shares of the Company’s common stock, the Company intends to purchase from the underwriters 6,000,000 of the shares of its common stock that are subject to the offering at a price per common share equal to the price to be paid to the selling securityholders by the underwriters. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, a preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the proposed offering have been filed with the Securities and Exchange Commission (“SEC”). Set forth below are certain updates with respect to the Company’s preliminary financial results included in the preliminary prospectus supplement for the offering.

Preliminary First Quarter 2024 Financial Results

The following presents selected preliminary estimates of our consolidated financial data for the three months ended January 31, 2024 and actual unaudited financial data for the three months ended January 31, 2023. As previously disclosed, we sold our Collins Bus Corporation subsidiary (“Collins”) on January 26, 2024. Results of Collins are included through the date it was sold. Our consolidated financial statements as of, and for the three months ended, January 31, 2024 are not yet available and are subject to completion of our financial closing procedures. The following information reflects our preliminary estimates based on currently available information and is subject to change. We have provided ranges, rather than specific amounts, for the preliminary results described below primarily because we are still in the process of finalizing our financial and operating results as of, and for the three months ended, January 31, 2024 and, as a result, our final reported results may vary materially from the preliminary estimates. The preliminary financial data included in this report have been prepared by, and are the responsibility of, our management. The Company’s independent auditors, RSM US LLP, have not audited, reviewed, compiled or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any other form of assurance with respect thereto.

	Three Months Ended January 31,
	2024		2023
($ in millions, unaudited)	Low (Estimated)	High (Estimated)	Actual
Consolidated Results of Operations Data:
Net sales	$580.0	$590.0	$583.5
Net income (loss)	181.0	183.0	(13.5)
Adjusted EBITDA	28.0	31.0	21.3
Adjusted Net Income	13.0	15.0	6.9

For the three months ended January 31, 2024, we estimate that our revenue will range from $580.0 million to $590.0 million, an increase of $1.5 million or 0.3%, using the mid-point of the estimated revenue range when compared with revenue of $583.5 million for the three months ended January 31, 2023. The increase in revenue was primarily due to increased contribution of sales, including price realization, from the Specialty Vehicles segment, partially offset by lower contribution of sales from the Recreational Vehicles segment.

For the three months ended January 31, 2024, we estimate that our net income will range from $181.0 million to $183.0 million, an increase of $195.5 million using the mid-point of the estimated net income range when compared with net loss of $13.5 million for the three months ended January 31, 2023. The increase in net income was primarily due to a gain recognized on the sale of Collins, increased gross margin, including price realization, in the Specialty Vehicles segment, and lower legal expenses, partially offset by lower gross margin in the Recreational Vehicles segment, impairment and other charges incurred in connection with the previously announced decision to discontinue manufacturing operations at the Company’s ElDorado National (California) (“ENC”) facility, and higher income tax expense.

For the three months ended January 31, 2024, we estimate that our Adjusted EBITDA will range from $28.0 million to $31.0 million, an increase of $8.2 million or 38.5%, using the midpoint of the estimated range when compared with our Adjusted EBITDA of $21.3 million for the three months ended January 31, 2023. The increase in Adjusted EBITDA was related to increased contribution from the Specialty Vehicles segment, partially offset by lower contribution from the Recreational Vehicles segment.

For the three months ended January 31, 2024, we estimate that our Adjusted Net Income will range from $13.0 million to $15.0 million, an increase of $7.1 million or 102.9%, using the mid-point of the estimated range when compared with Adjusted Net Income of $6.9 million for the three months ended January 31, 2023. The change in Adjusted Net Income was related to increased contribution from the Specialty Vehicles segment, partially offset by lower contribution from the Recreational Vehicles segment.

For the three months ended January 31, 2024, we estimate that our net debt to trailing twelve-month Adjusted EBITDA ratio will be under 1.0x. This ratio estimate includes payment of the Special Dividend (as defined below) payable on February 16, 2024, but excludes the cash to effect the share repurchase described above. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Adjusted EBITDA and Adjusted Net Income” in our most recent Annual Report on Form 10-K and this Current Report on Form 8-K for a reconciliation of Adjusted EBITDA to net income (loss).

The information above should be read in conjunction with our consolidated financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for prior periods included in our most recent Annual Report on Form 10-K. Our actual results for the three months ended January 31, 2024 are not yet available, may differ materially from our preliminary estimates (including as a result of quarter-end closing and review procedures) and are not necessarily indicative of the results to be expected for the remainder of the fiscal year ending October 31, 2024 or any future period. Accordingly, you should not place undue reliance upon these preliminary estimates, which are subject to risks and uncertainties, many of which are not within our control. Please see “Cautionary Statement About Forward-Looking Statements” in this Form 8-K and the sections captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in our most recent Annual Report on Form 10-K for additional information regarding factors that could result in differences between the preliminary estimated ranges of certain of our financial results presented above and the actual financial results we will report as of and for the three months ended January 31, 2024.

Reconciliation of Net income or Net loss to Adjusted Net Income and Adjusted EBITDA

In considering the financial performance of the business, management analyzes the primary financial performance measures of Adjusted EBITDA and Adjusted Net Income. Adjusted EBITDA is defined as net income or net loss for the relevant period before depreciation and amortization, interest expense, income taxes, and other items described below that we believe are not indicative of our ongoing operating performance. Adjusted Net Income is defined as net income or net loss, as adjusted for certain items described below that we believe are not indicative of our ongoing operating performance.

We believe Adjusted EBITDA and Adjusted Net Income are useful to investors because these performance measures are used by our management and the Company’s Board of Directors for measuring and reporting the Company’s financial performance and as a measurement in incentive compensation for management. These measures exclude the impact of certain items which we believe have less bearing on our core operating performance because they are items that are not needed or available to the Company’s managers in the daily activities of their businesses. We believe that the core operations of our business are those which can be affected by our management in a particular period through their resource allocation decisions that affect the underlying performance of our operations conducted during that period. We also believe that decisions utilizing Adjusted EBITDA and Adjusted Net Income allow for a more meaningful comparison of operating fundamentals between companies within our markets by eliminating the impact of capital structure and taxation differences between the companies.

To determine Adjusted EBITDA, we adjust net income or net loss for the following items: non-cash depreciation and amortization, interest expense, income taxes and other items as described below. Stock-based compensation expense and sponsor expense reimbursement are excluded from both Adjusted Net Income and Adjusted EBITDA because they represent expenses which cannot be impacted by our business managers. Stock-based compensation expense also reflects a cost which may obscure trends in our underlying vehicle businesses for a given period, due to the timing and nature of the equity awards. We also adjust for exceptional items, which are determined to be those that in management’s judgment are not indicative of our ongoing operating performance and need to be disclosed by virtue of their size, nature or incidence, and include non-cash items and items settled in cash. In determining whether an event or transaction is exceptional, management considers quantitative as well as qualitative factors such as the frequency or predictability of occurrence.

Adjusted EBITDA and Adjusted Net Income have limitations as analytical tools. They are not presentations made in accordance with U.S. GAAP, are not measures of financial condition and should not be considered as an alternative to net income or net loss for the period determined in accordance with U.S. GAAP. The most directly comparable U.S. GAAP measure to Adjusted EBITDA and Adjusted Net Income is net income or net loss for the relevant period. Adjusted EBITDA and Adjusted Net Income are not necessarily comparable to similarly titled measures used by other companies. As a result, you should not consider this performance measure in isolation from, or as a substitute analysis for, our results of operations as determined in accordance with U.S. GAAP. Moreover, such measures do not reflect:

•	our cash expenditures, or future requirements for capital expenditures or contractual commitments;

•	changes in, or cash requirements for, our working capital needs;

•	the cash requirements necessary to service interest or principal payments on our debt;

•	the cash requirements to pay our taxes.

The following table reconciles Net income (loss) to Adjusted EBITDA for the periods presented:

	Three Months Ended January 31,
	2024		2023
($ in millions, unaudited)	Low (Estimated)	High (Estimated)	Actual
Net income (loss)	$181.0	$183.0	$(13.5)
Depreciation and amortization	6.5	6.5	6.9
Interest expense, net	6.8	6.8	7.1
Provision (benefit) for income taxes	60.7	61.7	(5.1)

EBITDA	255.0	258.0	(4.6)
Transaction expenses (a)	5.0	5.0	0.2
Sponsor expense reimbursement (b)	0.2	0.2	0.2
Restructuring (c)	0.8	0.8	—
Restructuring related charges (d)	6.1	6.1	5.6
Impairment charges (e)	12.6	12.6	—
Stock-based compensation expense (f)	2.9	2.9	5.9
Legal matters (g)	2.9	2.9	13.8
Gain on sale of business (h)	(257.5)	(257.5)	—
Other items (i)	—	—	0.2

Adjusted EBITDA	$28.0	$31.0	$21.3

The following table reconciles Net income (loss) to Adjusted Net Income for the periods presented:

	Three Months Ended January 31,
	2024		2023
($ in millions, unaudited)	Low (Estimated)	High (Estimated)	Actual
Net income (loss)	$181.0	$183.0	$(13.5)
Amortization of intangible assets	0.6	0.6	1.4
Transaction expenses (a)	5.0	5.0	0.2
Sponsor expense reimbursement (b)	0.2	0.2	0.2
Restructuring (c)	0.8	0.8	—
Restructuring related charges (d)	6.1	6.1	5.6
Impairment charges (e)	12.6	12.6	—
Stock-based compensation expense (f)	2.9	2.9	5.9
Legal matters (g)	2.9	2.9	13.8
Gain on sale of business (h)	(257.5)	(257.5)	—
Other Items (i)	—	—	0.2
Income tax effect of adjustments (j)	58.4	58.4	(6.9)

Adjusted Net Income	$13.0	$15.0	$6.9

(a)

Reflects costs incurred in connection with business acquisitions, dispositions, and capital market transactions. Transaction expenses for the three months ended January 31, 2024, which consist primarily of success bonuses and legal and accounting expenses, were incurred in connection with the sale of Collins.

(b)	Reflects the reimbursement of expenses to our primary equity holder.
(c)	Reflects restructuring costs incurred in connection with the discontinuation of manufacturing operations at the Company’s ENC facility.
(d)

Reflects costs that are directly attributable to restructuring activities that do not meet the definition of, or qualify as, restructuring costs under ASC 420. Restructuring related charges for the three months ended January 31, 2024, which consist primarily of write offs of inventory associated with next generation propulsion technology, were incurred in connection with the discontinuation of manufacturing operations at the Company’s ENC facility. Restructuring related charges for the three months ended January 31, 2023, primarily consist of costs associated with a reduction in force impacting corporate employees and production inefficiencies related to the transition of KME branded fire apparatus production to other facilities within the Specialty Vehicles segment.

(e)	Reflects charges for the impairment of intangible and fixed assets associated with the discontinuation of manufacturing operations at the Company’s ENC facility.

(f)	Reflects expenses associated with the vesting of equity awards, including employer payroll taxes.
(g)	Reflects costs incurred to litigate and settle legal claims which are outside the normal course of business.
(h)	Reflects the pre-tax gain recognized in connection with the sale of Collins.
(i)	Reflects a loss on the sale of the Company’s investment in the China JV.
(j)	Income tax effect of adjustments using estimated tax rates.

The information included in Items 2.02 and 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by REV Group, Inc. dated February 13, 2024

104	Cover Page Interactive Data File (formatted in iXBRL)

Cautionary Statement About Forward-Looking Statements

This current report contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This current report includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “strives,” “goal,” “outlook,” “guidance,” “seeks,” “projects,” “intends,” “forecasts,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. They appear in a number of places throughout this report and include statements regarding our intentions, beliefs, goals or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industries in which we operate.

Our forward-looking statements are subject to risks and uncertainties, including those highlighted under “Risk Factors” and “Cautionary Statement About Forward-Looking Statements” in the company’s annual report on Form 10-K, and in the company’s quarterly reports on Form 10-Q, together with the company’s other filings with the SEC, which risks and uncertainties may cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which only speak as of the date hereof. The company does not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

February 13, 2024	By:	/s/ Mark A. Skonieczny
	Name:	Mark A. Skonieczny
	Title:	President and Chief Executive Officer, Interim Chief Financial Officer, and Director (Principal Executive and Financial Officer)